Exhibit 99.1
Mistras Group, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)

	(unaudited)	(unaudited)
	June 30, 2016	September 30, 2016	December 31, 2016
ASSETS
Current Assets
Cash and cash equivalents	$18,442	$16,509	$19,154
Accounts receivable, net	133,851	131,382	130,852
Inventories	10,285	10,448	10,017
Deferred income taxes	6,192	6,042	6,230
Prepaid expenses and other current assets	12,786	15,087	16,399
Total current assets	181,556	179,468	182,652
Property, plant and equipment, net	77,542	76,630	73,149
Intangible assets, net	42,402	40,839	40,007
Goodwill	168,408	169,062	169,940
Deferred income taxes	982	972	1,086
Other assets	2,307	2,376	2,593
Total assets	$473,197	$469,347	$469,427
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$8,552	$8,021	$6,805
Accrued expenses and other current liabilities	62,162	57,336	58,697
Current portion of long-term debt	12,329	2,030	1,379
Current portion of capital lease obligations	7,573	6,779	6,488
Income taxes payable	2,090	2,543	4,342
Total current liabilities	92,706	76,709	77,711
Long-term debt, net of current portion	67,169	71,483	85,917
Obligations under capital leases, net of current portion	11,821	11,276	9,682
Deferred income taxes	18,165	20,246	17,584
Other long-term liabilities	6,597	7,233	7,789
Total liabilities	196,458	186,947	198,683
Commitments and contingencies
Equity
Preferred stock, 10,000,000 shares authorized	—	—	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 28,940,455; 29,186,350; and 29,216,735 shares issued	290	293	292
Additional paid-in capital	214,189	215,237	217,211
Treasury stock, at cost, 0; 0; and 420,258 shares	—	—	(9,000)
Retained earnings	83,602	90,840	91,803
Accumulated other comprehensive loss	(21,468)	(24,108)	(29,724)
Total Mistras Group, Inc. stockholders’ equity	276,613	282,262	270,582
Noncontrolling interests	126	138	162
Total equity	276,739	282,400	270,744
Total Liabilities and Equity	$473,197	$469,347	$469,427

Mistras Group, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Income
(in thousands, except per share data)

	Three months ended			Six months ended	Nine months ended	Year ended
	June 30, 2016	September 30, 2016	December 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Revenue	$178,340	$168,811	$170,156	$345,795	$514,606	$684,762
Cost of revenue	121,044	112,754	116,902	239,273	352,027	468,929
Depreciation	5,761	5,406	5,276	11,017	16,423	21,699
Gross profit	51,535	50,651	47,978	95,505	146,156	194,134
Selling, general and administrative expenses	37,217	34,995	41,648	72,271	107,266	148,914
Research and engineering	623	643	742	1,285	1,928	2,670
Depreciation and amortization	2,865	2,513	2,549	5,627	8,140	10,689
Legal settlement	6,320	—	—	6,320	6,320	6,320
Acquisition-related expense (benefit), net	(330)	384	94	(483)	(99)	(5)
Income from operations	4,840	12,116	2,945	10,485	22,601	25,546
Interest expense	340	778	857	1,440	2,218	3,075
Income before provision for income taxes	4,500	11,338	2,088	9,045	20,383	22,471
Provision for income taxes	1,737	4,083	1,100	2,825	6,908	8,008
Net income	2,763	7,255	988	6,220	13,475	14,463
Less: net income attributable to noncontrolling interests, net of taxes	2	17	25	12	29	54
Net income attributable to Mistras Group, Inc.	$2,761	$7,238	$963	$6,208	$13,446	$14,409
Earnings per common share
Basic	$0.10	$0.25	$0.03	$0.21	$0.46	$0.50
Diluted	$0.09	$0.24	$0.03	$0.21	$0.45	$0.48
Weighted average common shares outstanding:
Basic	28,932	29,051	28,943	28,924	28,966	28,960
Diluted	30,152	30,231	29,920	30,083	30,139	30,114

Mistras Group, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Six months ended June 30, 2016	Nine months ended September 30, 2016	Year ended December 31, 2016
Cash flows from operating activities
Net income	$6,220	$13,475	$14,463
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	16,644	24,563	32,388
Deferred income taxes	(1,655)	512	(1,775)
Share-based compensation expense	3,195	5,161	7,324
Fair value adjustments to contingent consideration	(933)	(582)	(697)
Other	(1,075)	(2,017)	600
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	7,930	9,968	8,092
Inventories	237	200	608
Prepaid expenses and other assets	(449)	(2,777)	(4,645)
Accounts payable	(1,271)	(1,761)	(2,792)
Accrued expenses and other liabilities	9,337	5,247	7,509
Income taxes payable	(402)	120	2,136
Net cash provided by operating activities	37,778	52,109	63,211
Cash flows from investing activities
Purchase of property, plant and equipment	(6,787)	(11,238)	(14,452)
Purchase of intangible assets	(829)	(1,106)	(1,421)
Acquisition of businesses, net of cash acquired	(33)	(1,200)	(8,287)
Proceeds from sale of equipment	281	1,057	1,752
Net cash used in investing activities	(7,368)	(12,487)	(22,408)
Cash flows from financing activities
Repayment of capital lease obligations	(4,221)	(6,703)	(9,305)
Proceeds from borrowings of long-term debt	648	761	1,034
Repayment of long-term debt	(1,645)	(12,187)	(13,364)
Proceeds from revolver	15,100	38,200	63,000
Repayments of revolver	(30,100)	(49,000)	(58,700)
Payment of contingent consideration for business acquisitions	(2,123)	(2,919)	(2,925)
Purchases of treasury stock	—	—	(9,000)
Taxes paid related to net share settlement of equity awards	(62)	(2,146)	(2,378)
Excess tax benefit from share-based payment compensation	129	646	698
Proceeds from the exercise of stock options	323	857	909
Net cash used in financing activities	(21,951)	(32,491)	(30,031)
Effect of exchange rate changes on cash and cash equivalents	384	(221)	(1,217)
Net change in cash and cash equivalents	8,843	6,910	9,555
Cash and cash equivalents
Beginning of period	9,599	9,599	9,599
End of period	$18,442	$16,509	$19,154
Supplemental disclosure of cash paid
Interest	$1,484	$2,454	$3,174
Income taxes	$4,502	$9,562	$12,364
Noncash investing and financing
Equipment acquired through capital lease obligations	$6,229	$7,408	$8,320
Issuance of notes payable and other debt obligations primarily related to acquisitions	$325	$325	$325

Mistras Group, Inc. and Subsidiaries
Unaudited Reconciliation of Net Income to Adjusted EBITDA and Unaudited Segment Data
(in thousands)

	Three months ended			Six months ended	Nine months ended	Year ended
	June 30, 2016	September 30, 2016	December 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Net income	$2,763	$7,255	$988	$6,220	$13,475	$14,463
Less: net income attributable to noncontrolling interests, net of taxes	2	17	25	12	29	54
Net income attributable to Mistras Group, Inc.	2,761	7,238	963	6,208	13,446	14,409
Interest expense	340	778	857	1,440	2,218	3,075
Provision for income taxes	1,737	4,083	1,100	2,825	6,908	8,008
Depreciation and amortization	8,626	7,919	7,825	16,644	24,563	32,388
Share-based compensation expense	1,466	1,966	2,163	3,195	5,161	7,324
Acquisition-related expense (benefit), net	(330)	384	94	(483)	(99)	(5)
Severance	673	265	433	727	992	1,425
Asset write-offs and lease terminations	—	—	1,042	—	—	1,042
Foreign exchange (gain) loss	(237)	(835)	(107)	(519)	(1,354)	(1,461)
Legal settlement	6,320	—	—	6,320	6,320	6,320
Adjusted EBITDA	$21,356	$21,798	$14,370	$36,357	$58,155	$72,525

	Three months ended			Six months ended	Nine months ended	Year ended
	June 30, 2016	September 30, 2016	December 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Revenues
Services	$136,358	$127,153	$124,289	$267,936	$395,089	$519,378
International	36,373	37,922	43,486	67,353	105,275	148,761
Products and Systems	6,467	6,807	6,094	13,148	19,955	26,049
Corporate and eliminations	(858)	(3,071)	(3,713)	(2,642)	(5,713)	(9,426)
	$178,340	$168,811	$170,156	$345,795	$514,606	$684,762

	Three months ended			Six months ended	Nine months ended	Year ended
	June 30, 2016	September 30, 2016	December 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Gross Profit
Services	$36,490	$33,704	$30,880	$68,948	$102,652	$133,532
International	11,867	13,133	14,699	20,540	33,673	48,372
Products and Systems	3,050	3,686	2,481	5,789	9,475	11,956
Corporate and eliminations	128	128	(82)	228	356	274
	$51,535	$50,651	$47,978	$95,505	$146,156	$194,134

	Three months ended			Six months ended	Nine months ended	Year ended
	June 30, 2016	September 30, 2016	December 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Operating Income (Loss)
Services	$7,372	$12,221	$6,856	$18,711	$30,932	$37,788
International	2,454	5,751	3,983	3,174	8,925	12,908
Products and Systems	(114)	806	(740)	(246)	560	(180)
Corporate and eliminations	(4,872)	(6,662)	(7,154)	(11,154)	(17,816)	(24,970)
	$4,840	$12,116	$2,945	$10,485	$22,601	$25,546

	Three months ended			Six months ended	Nine months ended	Year ended
	June 30, 2016	September 30, 2016	December 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Adjusted EBITDA
Services	$19,467	$18,111	$12,121	$36,240	$54,351	$66,472
International	4,954	6,994	7,348	7,243	14,237	21,585
Products and Systems	492	1,358	(88)	938	2,296	2,208
Corporate and eliminations	(3,557)	(4,665)	(5,011)	(8,064)	(12,729)	(17,740)
	$21,356	$21,798	$14,370	$36,357	$58,155	$72,525